All Funds of the

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(the “Trust”)

Supplement dated June 11, 2021

to the Funds’ currently effective Statements of Additional Information (“SAIs”) dated May 1, 2021

This Supplement updates certain information in the Funds’ SAIs. You may obtain a copy of a SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAIs.

Effective June 7, 2021, Ellen G. Cooper resigned as Trustee and Chairman of the Board of the Trustees (the “Board”) of the Trust. All references to Ms. Cooper in the Funds’ SAIs as they relate to her capacity as Trustee and Chairman of the Board are hereby deleted in their entirety.

Effective June 7, 2021, Jayson R. Bronchetti was appointed by the Board as Trustee and Chairman of the Board of the Trust.

Effective immediately, the following replaces the chart entitled Interested Trustee in the SAIs.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	104	Lincoln Investment Advisors Corporation; CITRS, Inc.
*

Mr. Bronchetti is an interested person of the Trust because he is a Director and officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Effective immediately, the following information supplements the Trustee Qualifications section of the SAIs:

Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Investment Advisors Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America.

He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations.

Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.

Effective immediately, the following information supplements the Ownership of Securities section of the SAIs:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jayson R. Bronchetti	None	None

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS